Exhibit 24.1

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary C. Wilkerson, Robert A. Profusek and Mark E. Betzen, or any of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Louisiana-Pacific Corporation, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3 (the "Registration Statement") relating to the registration of up to $500,000,000 of debt securities of the Corporation under the Securities Act of 1933, as amended, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, whether on Form S-3 or otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 13, 1999

/s/ Mark A. Suwyn                         /s/ Curtis M. Stevens
------------------------                  ------------------------
Mark A. Suwyn                             Curtis M. Stevens

/s/ John W. Barter                        /s/ William C. Brooks
------------------------                  ------------------------
John W. Barter                            William C. Brooks

/s/ Archie W. Dunham                      /s/ Pierre S. du Pont IV
------------------------                  ------------------------
Archie W. Dunham                          Pierre S. du Pont IV

/s/ Bonnie G. Hill                        /s/ Donald R. Kayser
------------------------                  ------------------------
Bonnie G. Hill                            Donald R. Kayser

/s/ Lee C. Simpson                        /s/ Patrick F. McCartan
------------------------                  ------------------------
Lee C. Simpson                            Patrick F. McCartan